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                                                                    Exhibit 10.8
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                            STERLING SOFTWARE, INC
                            1996 STOCK OPTION PLAN

                            Stock Option Agreement
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     This Stock Option Agreement (the "Agreement") is entered into by and between Sterling Software, Inc., a Delaware corporation (the "Company"), and _____________ (the "Participant"). The Company and the Participant agree as follows:

     1.  Grant of Stock Option.  The Company hereby grants to the Participant
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effective as of __________ (the "Date of Grant"), upon the terms and conditions set forth below and subject to the terms and conditions of the Company's 1996 Stock Option Plan (the "Plan"), an option (the "Stock Option") to purchase from the Company a total of _______ shares of the Company's common stock, par value $0.10 per share ("Common Stock"), at an exercise price per share equal to $________ (the "Option Price"). Any terms, when used in this Agreement with initial capital letters but not defined herein, have the same meanings as in the Plan, the provisions of which are incorporated into this Agreement by reference. The Participant acknowledges receipt of a copy of the Plan.

     2.  Time of Exercise.  The Stock Option may be exercised, in whole or in
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part, according to the following schedule:

               Percentage
               Exercisable                     Periods
               -----------                     -------

                   0%            Immediately

                  25%            On the first anniversary of the Date of Grant

                  50%            On the second anniversary of the Date of Grant

                  75%            On the third anniversary of the Date of Grant

                 100%            On the fourth anniversary of the Date of Grant

         Notwithstanding the foregoing schedule, in the event of a Change in Control (as defined in Section 1(c) of the Change-in-Control Severance Agreement dated ___________ between the Participant and the Company and any amendments thereto) or a threatened Change in Control, all of the unexercised portion of this Stock Option will become immediately exercisable, and the right of the Participant to exercise the Stock Option as to such unexercised portion will continue for the entire term described in Section 3 below, regardless of whether the Participant's employment with the Company or any Subsidiary terminates before the expiration of such term. Whether a Change in Control is threatened will be determined solely by the Board.

         The unexercised portion of the Stock Option from one annual period may be carried over to a subsequent annual period or periods, and the right of the Participant to exercise
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the Stock Option as to such unexercised portion will continue for the entire term described in Section 3 below, subject to the provisions of Sections 9 and 10 below. In no event may the Stock Option be exercised in whole or in part, however, after the expiration of such term.

     3.  Term.  The Stock Option will expire and all rights under this Agreement
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will terminate on the tenth anniversary of the Date of Grant.

     4.  Restrictions on Exercise.  The Stock Option:
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         (a) may be exercised only with respect to full shares and no fractional shares of Common Stock will be issued upon exercise of the Stock Option; and

         (b) may be exercised in whole or in part, but no certificates representing shares subject to the Stock Option will be delivered if any requisite registration with, clearance by, or consent, approval or authorization of, any governmental authority of any kind having jurisdiction over the exercise of the Stock Option, or issuance of securities upon such exercise, has not been obtained or secured.

     5.  Manner of Exercise.  The Stock Option may be exercised by written
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notice to the Company of the number of shares being purchased and the Option
Price to be paid, accompanied by full payment of the Option Price (a) in cash or by check acceptable to the Company, (b) by the transfer to the Company of shares of Common Stock owned by the Participant for at least six months and having an aggregate fair market value per share at the date of exercise equal to the aggregate Option Price (provided that the payment method described in this clause (b) will not be available at any time that the Company is prohibited from purchasing or acquiring such shares of Common Stock), or (c) by a combination of any of the foregoing, provided that payment of the Option Price may also be made by deferred payment from the proceeds of sale through a bank or broker of some or all of the shares to which the exercise relates. Any federal, state or local taxes required to be paid or withheld at the time of exercise will be paid or withheld in full prior to any delivery of shares upon exercise.

     6.  Transferability of Stock Options.  This Stock Option may be transferred
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by the Participant on five days prior written notice to the Company and upon compliance with such other conditions (e.g., execution of an appropriate assignment and assumption instrument) as the Company may reasonably request. Such notice period may be waived in the discretion of the Secretary of the Company. In the event of a transfer, the transferee will succeed to all of the rights, restrictions and obligations of the Participant under this Agreement.

     7.  Rights as Stockholder.  Neither the Participant nor any of the
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Participant's beneficiaries will be deemed to have any rights as a stockholder with respect to any shares covered by the Stock Option until the issuance of a certificate to the Participant for such shares.

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     8.  Adjustments.  The number of shares of Common Stock covered by the Stock
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Option evidenced by this Agreement, and the Option Price thereof, will be subject to adjustment as provided in the Plan. No adjustment will be made for dividends or other rights for which the record date is prior to the issuance of the certificate or certificates representing shares issued pursuant to the Stock Option.

     9.  Rights in Event of Death or Termination of Employment as a Result of
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Disability of Participant.  If the Participant dies or terminates employment as
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a result of disability prior to termination of the Participant's rights to exercise the Stock Option, any unexercised portion of the Stock Option will continue to vest in accordance with Section 2 and will be exercisable, subject to all conditions of the Plan and this Agreement, for a period of one year from the date of the Participant's death or termination of employment as a result of disability. In the event of the death of the Participant, the Stock Option may be exercised by the Participant's estate or a person who acquired the right to exercise the Stock Option by bequest or inheritance or by reason of the death of the Participant. For purposes of this section, the Executive Committee of the Board will have sole discretion to determine whether termination of a Participant's employment has occurred "as a result of disability." In no event may the Stock Option be exercised after the expiration date set forth in Section 3.

     10.  Rights in Event of Termination of Employment Other Than as a Result of
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Death or Disability.  With respect to a Participant who is an employee of the
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Company or any Subsidiary on the Date of Grant, if the Participant ceases to be employed by the Company and all Subsidiaries, other than as a result of death or disability, prior to the termination of the Participant's rights to exercise the Stock Option, any unexercised portion of the Stock Option will continue to vest in accordance with Section 2 and will be exercisable through the 90th day following the last day on which the Participant is entitled to receive any compensation, including but not limited to severance or termination payments, from the Company. In no event may the Stock Option be exercised after the expiration date set forth in Section 3.

     11.  Stock Purchased for Investment.  Unless the shares are covered by a
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then current and effective registration statement under the Securities Act of
1933, as then in effect, the Participant, by accepting the Stock Option, represents, warrants, covenants and agrees on behalf of the Participant and the Participant's transferees that all shares of Common Stock purchased upon the exercise of the Stock Option will be acquired for investment and not for resale or distribution, and that upon each exercise of any portion of the Stock Option, the person entitled to exercise the same will furnish evidence satisfactory to the Company (including a written and signed representation) to the effect that the shares are being acquired in good faith for investment and not for resale or distribution. The Participant agrees to furnish or execute such documents as the Company in its discretion deems necessary to (a) evidence such exercise of the Stock Option, (b) determine whether registration is then required under the Securities Act of 1933, as then in effect, and (c) comply with or satisfy the requirements of the Securities Act of 1933, or any other federal, state or local law, as then in effect.

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     12.  Notices.  Each notice relating to this Agreement will be in writing
          -------
and delivered in person or by certified mail to the proper address. Each notice will be deemed to have been given on the date it is received. Each notice to the Company will be addressed to it at its principal office, now 300 Crescent Court, Suite 1200, Dallas, Texas 75201, attention of the Secretary. Each notice to the Participant or other person or persons then entitled to exercise the Stock Option will be addressed to the Participant or such other person or persons at the Participant's address specified below. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

     13.  Employment.  This Agreement does not confer upon the Participant any
          ----------
right to be employed or to continue in the employ of the Company or any Subsidiary, nor does it in any way interfere with the right of the Company or any Subsidiary to terminate the employment of the Participant at any time.

     14.  No Obligation to Exercise Stock Option.  This Agreement does not
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impose any obligation upon the Participant to exercise the Stock Option.

     15.  Amendments.  The Special Stock Option Committee, the Stock Option
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Committee or the Board, as authorized pursuant to the Plan, may, without the consent of the Participant, amend this Agreement, or otherwise take action, to accelerate the time or times at which the Stock Option may be exercised, to extend the term described in Section 3 above, to waive any other condition or restriction applicable to the Stock Option or to the exercise of the Stock Option, to reduce the Option Price and to make any other change permitted to be made under the Plan without the consent of the Participant; and may amend the Agreement in any other respect with the consent of the Participant.

     16.  Governing Law.  This Agreement is intended to be performed in the
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State of Texas and will be construed and enforced in accordance with and governed by the laws of such State, except as to matters of corporate law, which will be governed by the laws of the State of Delaware.

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     IN WITNESS WHEREOF, the Company and the Participant have executed this
Agreement as of the __________________.

                                    STERLING SOFTWARE, INC.



                                    By:
                                       -------------------------
                                       Sterling L. Williams
                                       President and Chief Executive Officer



                                    PARTICIPANT:


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                                    Signature


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                                    Print Name


                                    Social Security Number:
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                                    Address for Notice:
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